                                                           EXHIBIT 99 (25)

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, RICHARD J. CARBONE, of Staten Island, New York, Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT,
     C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common

     Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November, 1997.

                                    /s/  Richard J. Carbone
                                    -----------------------
                                            Signature

State of __New Jersey_________________  )
                                        )   SS
County of __Essex___________________    )

     On this 18th day of November, 1997, before me personally appeared Richard
J. Carbone, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  July 26, 1999

                                         /s/  Ann L. Wellbrock
                                         ---------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, MARTIN A. BERKOWITZ, of Short Hills, New Jersey, Senior Vice President and Comptroller of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1998.

                                    /s/ Martin A. Berkowitz
                                    -----------------------
                                            Signature

State of ____New Jersey________________  )
                                         )   SS
County of ____Essex___________________   )

    On this 4th day of March, 1998, before me personally appeared Martin A. Berkowitz, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  July 26, 1999

                                    /s/ Ann L. Wellbrock
                                   -----------------------
                                        Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Frederic K. Becker, of Short Hills, NJ, a member of the Board
                  ------------------     ---------------
     of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE
     D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK
     A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of February, 1998.

                                    /s/  Frederic K. Becker
                                    -----------------------
                                            Signature

State of ___New Jersey_______________  )
                                       )   SS
County of __Middlesex ______________   )

     On this 4th day of February, 1998, before me personally appeared Frederic
K. Becker, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  September 20, 1999

                                         /s/  Andrea Goeggel
                                         -------------------
                                            Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Franklin E. Agnew, of Pittsburgh,PA, a member of the Board of
                  -----------------     -------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Franklin E. Agnew
                                    ----------------------
                                           Signature

State of ___New Jersey_______________  )
                                       )   SS
County of __Bergen ______________      )

     On this 10th day of February, 1998, before me personally appeared Franklin
E. Agnew, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  December 18, 2001

                                         /s/  Olivette U. Diaz
                                         ---------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, James G. Cullen, of Alexandria, VA, a member of the Board of
                  ---------------     --------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  James G. Cullen
                                    --------------------
                                         Signature

State of ___New Jersey_______________  )
                                       )   SS
County of __Essex ______________       )

     On this 10th day of February, 1998, before me personally appeared James G. Cullen, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Carolyne K. Davis, of New Hope, PA, a member of the Board of
                  -----------------    -------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                                    /s/  Carolyne K. Davis
                                    ----------------------
                                           Signature

State of ___Maryland_______________    )
                                       )   SS
County of __Baltimore City____________ )

     On this 17th day of February, 1998, before me personally appeared Carolyne
K. Davis, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  April, 1999

                                         /s/  Steven K. Ragsdale
                                         -----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Roger A. Enrico, of Greenwich, CT, a member of the Board of
                  ---------------    --------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Roger A. Enrico
                                    --------------------
                                          Signature

State of ___New York______________    )
                                      )   SS
County of __Westchester____________   )

     On this 10th day of February, 1998, before me personally appeared Roger A. Enrico, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  April 30, 1998

                                         /s/  Theo Olmer
                                         ---------------
                                          Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Allan D. Gilmour, of Dearborn, MI, a member of the Board of
                  ----------------    -------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Allan D. Gilmour
                                    ---------------------
                                           Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Essex____________         )

     On this 10th day of February, 1998, before me personally appeared Allan D. Gilmour, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                               Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, William H. Gray III, of Vienna, VA, a member of the Board of
                  -------------------    -----------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1998.

                                    /s/  William H. Gray III
                                    ------------------------
                                            Signature

State of ___Virginia______________  )
                                    )   SS
County of __Fairfax____________     )

     On this 23rd day of February, 1998, before me personally appeared William
H. Gray, III, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  December 31, 1998

                                         /s/  Farnese N. Haynes
                                         ----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Jon F. Hanson, of Far Hills, NJ, a member of the Board of
                  -------------    --------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                    /s/  Jon F. Hanson
                                    ------------------
                                         Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Bergen____________        )

     On this 3rd day of March, 1998, before me personally appeared Jon F. Hanson, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  February 10, 2002

                                         /s/  Colleen A. Ramm
                                         --------------------
                                             Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Glen H. Hiner, of Toledo, OH, a member of the Board of
                  -------------    ------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Glen H. Hiner
                                    ------------------
                                         Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Essex____________         )

     On this 10th day of February, 1998, before me personally appeared Glen H. Hiner, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                           Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Constance J. Horner, of Washington, DC, a member of the Board
                  -------------------    ----------------
     of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE
     D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK
     A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Constance J. Horner
                                    ------------------------
                                             Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Essex____________         )

     On this 10th day of February, 1998, before me personally appeared Constance
J. Horner, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Gaynor N. Kelley, of Chicago, IL, a member of the Board of
                  ----------------    -------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Gaynor N. Kelley
                                    ---------------------
                                           Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Essex____________         )

     On this 10th day of February, 1998, before me personally appeared Gaynor N. Kelley, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Burton G. Malkiel, of Princeton, NJ, a member of the Board of
                  -----------------    ---------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 1998.

                                    /s/  Burton G. Malkiel
                                    ----------------------
                                           Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Mercer____________        )

     On this 5th day of February, 1998, before me personally appeared Burton G. Malkiel, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  April 22, 1998

                                         /s/  Claire B. Cabelus
                                         ----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Arthur F.Ryan, of Mendham, NJ, a member of the Board of
                  -------------    -------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Arthur F. Ryan
                                    -------------------
                                         Signature



State of ___New Jersey______________  )
                                      )   SS
County of __Essex____________         )

     On this 10th day of February, 1998, before me personally appeared Arthur F. Ryan, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                               Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Ida F.S. Schmertz, of New York, NY, a member of the Board of
                  -----------------    --------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 1998.

                                    /s/  Ida F.S. Schmertz
                                    ----------------------
                                            Signature

State of ___New York______________  )
                                    )   SS
County of __New York____________    )

     On this 26th day of February, 1998, before me personally appeared Ida F.S. Schmertz, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 27, 1999

                                         /s/  Seidia Roach
                                         -----------------
                                           Notary Public

                               POWER OF ATTORNEY
                               -----------------




     Know all men by these presents:



          That I, Charles R. Sitter, of Dallas, TX, a member of the Board of
                  -----------------    ------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:



     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;



     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;



     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;



     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;



     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;



     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;



     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;



     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;



     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;



     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;



     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;



     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;



     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and



     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.



IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Charles R. Sitter
                                    ----------------------
                                          Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Bergen____________        )

     On this 10th day of February, 1998, before me personally appeared Charles
R. Sitter, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  December 18, 2001

                                         /s/  Olivette U. Diaz
                                         ---------------------
                                             Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Donald L. Staheli, of New Canaan, CT, a member of the Board of
                  -----------------    ----------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;
     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Donald L. Staheli
                                    ----------------------
                                         Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Essex____________         )

     On this 10th day of February, 1998, before me personally appeared Donald L. Staheli, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Richard M. Thomson, of Toronto, Ontario, CANADA, a member of
                  ------------------    --------------------------
     the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK
     A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                                    /s/  Richard M. Thomson
                                    -----------------------
                                         Signature

Province of ___Ontario______________  )
                                      )   SS
City of _______Toronto_______         )

     On this 17th day of February, 1998, before me personally appeared Richard
M. Thomson, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission is unlimited as to time.

                                         /s/  Ian Alexander Norton
                                         -------------------------
                                               Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, James A. Unruh, of Haverford, PA, a member of the Board of
                  --------------    ---------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 1998.

                                    /s/  James A. Unruh
                                    -------------------
                                         Signature

State of ___Pennsylvania______________  )
                                        )   SS
County of __Montgomery____________      )

     On this 5th day of February, 1998, before me personally appeared James A. Unruh, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  January 29, 2001

                                         /s/  Linda M. Fantini
                                         ---------------------
                                             Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, P. Roy Vagelos, of Far Hills, NJ, a member of the Board of
                 ---------------    ---------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 1998.

                                    /s/  P. Roy Vagelos
                                    -------------------
                                         Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Somerset____________      )

     On this 12th day of February, 1998, before me personally appeared P. Roy Vagelos, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  November 9, 1998

                                         /s/  Diane Taylor
                                         -----------------
                                           Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I,Stanley C. Van Ness, of Brielle, NJ, a member of the Board of
                 -------------------    -------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1998.

                                    /s/  Stanley C. Van Ness
                                    ------------------------
                                            Signature

State of ___New Jersey______________  )
                                      )   SS
County of __Essex____________         )

     On this 10th day of February, 1998, before me personally appeared Stanley
C. Van Ness, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001

                                         /s/  Caryn Ellen Raimon
                                         -----------------------
                                              Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Paul A. Volcker, of New York, NY, a member of the Board of
                  ---------------    --------------
     Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY
     P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 1998.

                                    /s/  Paul A. Volcker
                                    --------------------
                                         Signature

State of ___New York______________  )
                                    )   SS
County of __New York____________    )

     On this 5th day of February, 1998, before me personally appeared Paul A. Volcker, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  May 31, 1998

                                         /s/  Rita T. Harding
                                         --------------------
                                           Notary Public

                               POWER OF ATTORNEY
                               -----------------

     Know all men by these presents:

          That I, Joseph H. Williams, of Spring Island, SC, a member of the
                  ------------------    -------------------
     Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact LEE D. AUGSBUGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CAREN A. CUNNINGHAM, TIMOTHY P. HARRIS, DODIE KENT, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, KIRK
     A. MONTGOMERY, BERNARD V. PETERSON, PETER T. SCOTT, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable

     Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 1998.

                                    /s/  Joseph H. Williams
                                    -----------------------
                                         Signature

State of ___Oklahoma______________  )
                                    )   SS
County of __Tulsa____________       )

     On this 6th day of February, 1998, before me personally appeared Joseph H. Williams, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:   August 30, 2001

                                         /s/  Molly M. George
                                         --------------------
                                             Notary Public